Promissory Note

Fair Oaks	CA	8/31/2017
City	State	Date

Dragon Acquisitions, LLC, (Borrower) agrees and promises to pay to Ronny Minor (Lender) the sum of $20,000.00 Dollars for value received, with interest owing of $2,000.00 for a total due of $22,000 due by August 31, 2018. Lender will wire proceeds directly to Bryant Bank for a settlement due by GDSI in the amount of $20,000.00

William Delgado	8/31/2017	By W - [signature]
(Borrower)	(Date)	
Ronny Minor	8/31/2017	By Ronald Minor
(Lender)	(Date)	

Renasant Bank

Wire Transfer Form

Date: 08/30/2017 **Time:** 1153

By: Tina M. Jackson

Wire Order #: 20172420049400
Template ID:

Frances Patterson
Signature of Second Employee:
(If necessary)

Amount: 20,000.00
Fee Type: DOMESTIC

Transfer To:
Receiving Bank: BRYANT BANK AL
Receiving Bank ABA #: 062206512

Loan/Senior Credit Officer's Signature:
(Loan Proceeds – Loan Officer)
(NSF – Senior Credit Officer)

Account Name: DAVIS & FIELDS PC IOLTA
Physical Address: 27180 POLLARD ROAD
DAPHNE AL 36526
Account #: 1000070166
Instructions:

Bank to Bank Information:
Beneficiary Bank:

I hereby acknowledge that I have reviewed the above information and it is correct.

Ronald W. Minor
Signature of Authorized Individual
Account Name: RONALD W MINOR
Address*:220 NEW COUNTY LINE ROAD
SYLACAUGA AL 35151-6201

Bank Account #: 0100019828

Identification Type: AL DL **Identification Number:** 2230971
(IN PERSON REQUEST ONLY)

Method in which Wire Transfer Initiated: ☑ In Branch (Walk In) ☐ Phone ☐ Fax ☐ Email ☐ PIN

Employee who performed Verification: ______________________
Authorized Representative with Whom Employee spoke to verify Wire Transfer:

____

Time of Verification: __________ **Verbal Verification phone number:** ______________

BRYANT BANK

Domestic
Wiring Instructions

Bank Name:	Bryant Bank 234 Goodwin Crest Drive, Ste 500 Birmingham, Alabama 35209 Phone 205-912-2020
Routing/ABA Number:	062206512
Account Number:	**1000070166**
Bryant Bank Account Name:	Davis & Fields PC-IOLTA
Address:	Post Office Box 2925
City, State and Zip:	Daphne, Alabama 36526

Originator to Beneficiary Information:__________________________

____

**** PLEASE WIRE FUNDS IN US DOLLARS